                                    GUARANTY

                  THIS GUARANTY ("Guaranty") is executed as of the 30th day of May, 1997, by VERNON BRANNON ("Guarantor"), resident of the state of North Carolina, in favor of PACIFIC CAPITAL, L.P. ("Pacific"), a Delaware limited partnership, and EQUITAS, L.P. ("Equitas"), a Delaware limited partnership (Pacific and Equitas being sometimes referred to herein collectively as "Lender").

                              W I T N E S S E T H:

                  WHEREAS, Lender has agreed to extend credit to HLM Design, Inc. ("Borrower"), a Delaware corporation, on certain terms and conditions; and

                  WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Guarantor must unconditionally guarantee the obligations of Borrower to Lender;

                  NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

                  1. Definition of Guaranteed Obligations. As used herein, the "Guaranteed Obligations" shall mean all obligations of Guarantor under this Guaranty and all obligations and indebtedness of Borrower, BBH Corp. and/or Hansen Lind Meyer Inc. under that certain Note Purchase Agreement of even date herewith by and between Borrower, BBH Corp., Hansen Lind Meyer Inc. ("HLM"), and Lender (the "Note Purchase Agreement") and under those certain Promissory Notes of even date herewith in the aggregate original principal amount of $2,000,000.00 made by Borrower payable to the order of Lender, or each of them as the case may be, together with all modifications, extensions and renewals thereof.

                  2. Guaranty of Payment. Guarantor hereby guarantees to Lender the timely payment and performance of the Guaranteed Obligations.

                  3. Solvency of Guarantor. Guarantor warrants to Lender that Guarantor is not insolvent and that Guarantor's execution hereof does not render Guarantor insolvent, either before or after the consummation of the Merger, for the purpose of state or federal fraudulent transfer laws, other avoidance laws or any other law.

                  4. Guaranty Unconditional. Guarantor's guarantee of the Guaranteed Obligations is absolute and unconditional, provided that this Guaranty shall only become effective in the event that Guarantor ceases to be employed by Borrower or HLM, whether voluntarily or involuntarily, except if such cessation of employment is due to death, continued disability for a period of at least six (6) months or involuntary termination by the Borrower or HLM without "cause". For purposes of this Agreement, "cause" shall include (i) commission of a fraud or other act of dishonesty by the Guarantor that is likely to have a material adverse effect on the Borrower or HLM, (ii) instigation of a criminal charge against the Guarantor that is likely to have a material adverse effect on the Borrower or HLM, (iii) the failure of Guarantor to faithfully perform the duties and responsibilities assigned to him from time to time by the boards of directors of the Borrower and HLM, after notice and failure of Guarantor to cure within twenty (20) days, (iv) the commission of any acts, or failure to perform any acts, by the Guarantor that cause material disruption to the Borrower's or HLM's business, after notice and failure of Guarantor to cure within twenty (20) days, (v) the failure of Guarantor to adhere to any written employee policies or procedures of Borrower or HLM in any material respect, after notice and failure of Guarantor to cure within twenty
(20) days, (vi) the appropriation (or attempted appropriation) by Guarantor of a material business opportunity of the Borrower, including attempting to secure or securing any material personal profit in connection with any transaction entered into on behalf of the Borrower without the prior consent of Borrower's board of directors, or (vii) the occurrence of an event of default under that certain Noncompetition Agreement of even date herewith between Guarantor and Borrower. Except as otherwise provided herein, the validity of this Guaranty shall not be impaired by any event whatsoever, including, but not limited to, the death, disability, or incompetence of Borrower, if Borrower is an individual; the merger, consolidation, dissolution, cessation of business or liquidation of Borrower, if Borrower is a business entity; the financial decline or bankruptcy of Borrower; the failure of any other party to guarantee the Guaranteed Obligations or to provide collateral therefor; Lender's compromise or settlement with or without release of any other party liable for the Guaranteed Obligations; Lender's release of any collateral for the Guaranteed Obligations; Lender's failure to file suit against Borrower (regardless of whether Borrower is becoming insolvent, is believed to be about to leave the state or any other circumstance); Lender's failure to give Guarantor notice of default by Borrower; the unenforceability of the Guaranteed Obligations against Borrower, due to bankruptcy discharge or otherwise; the availability to Borrower of any setoff, counterclaim or defense against Lender; Lender's acceleration of the Guaranteed Obligations at any time; the extension, modification or renewal of the Guaranteed Obligations; Lender's failure to exercise diligence in collection; the termination of any relationship of Guarantor with Borrower, including, but not limited to, any relationship of employment, ownership, commerce, or marriage; Borrower's change of name or use of any name other than the name used to identify Borrower in this Guaranty; or Borrower's use of the credit extended for any purpose whatsoever. Each advance of credit by Lender to Borrower following the execution hereof shall be deemed made in reliance upon the continued operation of this Guaranty and shall constitute additional consideration for Guarantor's execution of this Guaranty. Guarantor agrees that this Guaranty shall be valid and binding upon Guarantor upon the delivery of this executed Guaranty to Lender by any party whomsoever.

                  5. Guaranty Irrevocable. Guarantor's guarantee of the Guaranteed Obligations is irrevocable; provided, however, Guarantor may at any time by written notice to Lender prospectively terminate Guarantor's liability for any advances made by Lender subsequent to Lender's receipt of the termination notice, except for any advance that Lender had previously committed to make. After the delivery of such notice to Lender, Guarantor shall remain fully liable for all principal, interest and expenses outstanding as of the time of Lender's receipt of the cancellation hereof; for all interest subsequently accruing thereon and for all expenses subsequently incurred by Lender with respect thereto; and for all subsequent principal advances that Lender may have previously committed to make (regardless of whether Lender waived any default or condition precedent in actually making the advance(s)), together with all interest thereon and expenses related thereto. The renewal or extension of the maturity of obligations covered by this paragraph shall not relieve Guarantor of continuing liability therefor.

                  6. Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand upon or instituting collection proceedings against Borrower. Guarantor's liability for the Guaranteed Obligations is hereby declared to be primary, and not secondary, and Guarantor may be called upon hereunder to make any payment when due under the Guaranteed Obligations irrespective of the existence of any default thereunder. Each document presently or hereafter executed by Borrower to evidence or secure an obligation to Lender is incorporated herein by reference and shall be fully enforceable against Guarantor.


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                  7. No Marshalling of Assets. Lender may proceed against any collateral securing the Guaranteed Obligations and against parties liable therefor in such order as it may elect, and Guarantor shall not be entitled to require Lender to marshall assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

                  8. Impairment of Collateral; Release of Liable Parties. Lender may, in its sole discretion and with or without consideration, release any collateral securing the Guaranteed Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Guaranteed Obligations are hereby waived.

                  9. Amendment of Guaranteed Obligations. Lender may, without notice to or the joinder of Guarantor and without affecting Guarantor's liability hereunder, modify, extend, accelerate, reinstate, refinance, or renew the Guaranteed Obligations (with or without the execution of new Promissory Notes) and grant any consent or indulgence with respect thereto.

                  10. Waivers of Notice. Guarantor hereby waives any requirement of presentment, protest, notice of dishonor, notice of default, demand, and all other actions or notices that may be required on Lender's part in connection with the Guaranteed Obligations.

                  11. Subordination. Guarantor agrees that any existing or future loan made by Guarantor to Borrower and any other existing or future obligation of Borrower to Guarantor shall be subordinate to the Guaranteed Obligations as to both payment and collection. Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower (except for reasonable salary, bonus approved by the board of directors of Borrower, and reimbursement of necessary and reasonable business expenses, unless Lender notifies Guarantor to the contrary) or to allow any payment by Borrower on Guarantor's behalf until this Guaranty has been terminated in full. Guarantor hereby grants Lender a security interest in all accounts owed Guarantor by Borrower and in all instruments, chattel paper and other property now or hereafter evidencing obligations of Borrower to Guarantor, together with all collateral therefor. Lender may file this Guaranty (or a copy hereof) as a financing statement with respect thereto, or Lender may require Guarantor to execute a separate financing statement with respect thereto, or Lender may require Guarantor to take any other action necessary to perfect Lender's security interest therein, at Guarantor's expense. Without limiting the foregoing, all such property owned by Guarantor in which a security interest may be perfected by possession shall be delivered to Lender immediately as made available to Guarantor. Guarantor agrees that, in the event of a bankruptcy or other insolvency proceeding involving Borrower, Guarantor will timely file a claim for the amount of the subordinated debt, in form approved by Lender. Guarantor agrees to pursue said claim with diligence and to comply with any instructions from Lender pertaining to the pursuit of the claim. The proceeds of any such claim shall be delivered to Lender.

                  12. Subrogation of Guarantor. Guarantor shall not be subrogated to any rights of Lender against Borrower until the Guaranteed Obligations have been paid in full.

                  13. Statute of Limitations. Guarantor acknowledges that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against Guarantor hereunder caused by Guarantor's refusal to honor a demand for performance hereunder made by Lender in writing; provided, however, if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated for its full duration until Lender subsequently again makes demand upon Guarantor.



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                  14. Death of Guarantor. In the event of the death of Guarantor and provided that this Guaranty has become effective in accordance with section
4 hereof prior to the date of death, the obligation of Guarantor shall continue in full force and effect against Guarantor's estate, and the executor or administrator of such estate shall be obligated and authorized to pay such debt and otherwise honor this Guaranty, and, if acceptable to Lender, to execute renewal Guaranties or endorsements or notes or other evidences of indebtedness, from time to time, with respect to any unpaid obligations hereunder. In the event of the death of Guarantor and provided that this Guaranty has not become effective in accordance with section 4 hereof prior to the date of death, Guarantor's obligations pursuant to this Guaranty shall be cancelled.

                  15. Cancellation by Lender. Lender may evidence its cancellation of this Guaranty and the release of Guarantor from liability hereunder by delivering to Guarantor an instrument of release, or by delivering this Guaranty to Guarantor, or both. Unless Lender delivers this original Guaranty to Guarantor with a notation on its face signed and dated by an authorized officer of Lender stating "Cancelled in Full As To All Guaranteed Obligations," however, the purported cancellation hereof and release of Guarantor shall not impair Guarantor's continuing liability for (a) any amount of principal, interest, or expenses that was mistakenly omitted by Lender in calculating the final payment due under the Guaranteed Obligations, if the release of Guarantor was based upon Lender's belief that it had been paid in full; (b) any surviving liability of Borrower to reimburse Lender for expenses or to indemnify Lender provided for in any document executed prior to the purported cancellation hereof evidencing or securing the Guaranteed Obligations; and (c) liability for avoided payments and expenses related thereto (as provided in detail below). Lender shall not be obligated to release any collateral securing this Guaranty until after all applicable time periods have expired regarding bankruptcy preferences or other avoidance actions that may be applicable to the circumstances of payment of any or all of the Guaranteed Obligations.

                  16. Recovery of Avoided Payments. If any amount applied by Lender to the Guaranteed Obligations is subsequently challenged by a bankruptcy trustee or debtor-in-possession as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under state law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may, at its option and in its sole discretion, elect whether to contest such challenge. If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys fees, will become part of the Guaranteed Obligations. If the contested amount is successfully avoided, the avoided amount will become part of the Guaranteed Obligations hereunder. If Lender elects not to contest the avoidance action, Lender may tender the amount subject to the avoidance action to the bankruptcy court, trustee or debtor-in-possession and the amount so advanced shall become part of the Guaranteed Obligations hereunder. Guarantor's obligation to reimburse Lender for amounts due under this paragraph shall survive the purported cancellation hereof except as otherwise provided above.

                  17. Disclosure of Litigation. Guarantor warrants that, except as disclosed to Lender in writing, Guarantor is not presently a defendant in any pending litigation, arbitration or administrative proceeding or the subject of any investigation; that there is no arbitration, administrative proceeding or investigation threatened against Guarantor; and that Guarantor is not subject to any outstanding court or administrative order. Guarantor covenants to give Lender prompt written notice of any litigation, administrative proceeding or investigation that may hereafter be instituted or threatened against Guarantor, whether or not Guarantor's liability under such proceeding would be covered by insurance.

                  18. Financial Statements. Guarantor warrants that, except as disclosed to Lender in writing, Guarantor's financial statements delivered to Lender in connection with the Guaranteed Obligations have been prepared in accordance with generally accepted accounting principles, consistently applied, and are true, accurate and complete in every respect. Guarantor acknowledges that Lender has advanced (or committed



                                      - 4 -

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to advance) the Guaranteed Obligations in reliance upon such financial statements, and Guarantor warrants that no material change has occurred in Guarantor's financial condition as set forth in such financial statements. Guarantor covenants to furnish to Lender, upon demand, copies of Guarantor's tax returns and additional financial statements in form and substance acceptable to Lender.

                  19. Changes in Financial Condition. Guarantor covenants to give Lender prompt written notice of the creation or discovery of any additional contingent liability or the occurrence of any other material adverse change in the financial condition of Guarantor.

                  20. No Unpaid Taxes. Guarantor warrants that Guarantor is not presently delinquent in the payment of any taxes imposed by any governmental authority or in the filing of any tax return and that Guarantor is not involved in a dispute with any taxing authority over tax amounts due. Guarantor covenants that all future taxes assessed against Guarantor shall be timely paid and that all tax returns required of Guarantor shall be timely filed.

                  21. Compliance with Law. Guarantor warrants that Guarantor's business activities are conducted in accordance with all applicable laws and regulations, and Guarantor covenants that such activities shall continue to be so conducted.

                  22. Assistance in Litigation. Guarantor covenants to, upon request, cooperatively participate in any proceeding in which Guarantor is not an adverse party to Lender and which concerns Lender's rights regarding the Guaranteed Obligations or any collateral securing its payment.

                  23. Solvency of Guarantor. Guarantor warrants to Lender that Guarantor is not insolvent and that Guarantor's execution hereof does not render Guarantor insolvent.

                  24. Security Interest; Setoff. In order to further secure the payment of the Guaranteed Obligations, Guarantor hereby grants to Lender a security interest and right of setoff against all of Guarantor's presently owned or hereafter acquired monies, items, credits, deposits and instruments (including certificates of deposit) presently or hereafter in the possession of Lender. By maintaining any such accounts or other property at Lender, Guarantor acknowledges that Guarantor voluntarily subjects the property to Lender's rights hereunder.

                  25. Recitals. Guarantor warrants and agrees that the recitals set forth at the beginning of this Guaranty are true.

                  26. No Burdensome Agreements. Guarantor warrants that the execution and performance of this Guaranty will not cause a default under any other contract or agreement to which Guarantor or any property of Guarantor is subject.

                  27. Legal and Binding Agreement. Guarantor warrants that the execution and performance of this Guaranty will not violate any judicial or administrative order or governmental law or regulation, and that this Guaranty is valid and binding in every respect according to its terms.

                  28. No Consent Required. Guarantor warrants that Guarantor's execution and performance of this Guaranty do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.



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                  29. Consent to Jurisdiction and Venue. Guarantor hereby
irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Guaranty or the Guaranteed Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

                  30. Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Borrower or Guarantor for any purpose. This Guaranty and any documents securing the Guaranteed Obligations has been executed for the sole benefit of Lender as an inducement to cause it to extend credit to Borrower, and neither Guarantor nor any other third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under any document.

                  31. Costs of Collection Against Guarantor. Guarantor agrees to pay all costs of collection, including, without limitation, court costs, attorney's fees and compensation for time spent by Lender employees, that Lender may incur in enforcing the terms of this Guaranty against Guarantor.

                  32. Notices. Any communications concerning this Guaranty or the credit described herein shall be addressed as follows:

                           As to Guarantor:

                           Vernon Brannon
                           Suite 2950
                           121 West Trade Street
                           Charlotte, North Carolina 28202

                           With a copy to:

                           Underwood Kinsey Warren & Tucker, P.A.
                           Charlotte Plaza Building
                           Suite 2020
                           201 South College Street
                           Charlotte, NC 28244-2020
                           Attention: Shirley Linn


                           As to Lender:

                           Pacific Capital, L.P.
                           Suite 1070
                           3100 West End Avenue
                           Nashville, Tennessee 37203
                           Attention: Clay R. Caroland III

                           Equitas, L.P.
                           2000 Glen Echo Road



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                           Suite 101
                           Nashville, Tennessee 37215
                           Attn: Shannon LeRoy

                           With a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street
                           Suite 1600
                           Nashville, Tennessee 37219
                           Attention: John W. Titus

Communications to be given to Lender shall only be effective when set forth in writing and actually received by an officer of Lender at the address indicated above. Communications to be given to Guarantor shall be effective when actually or constructively received by Guarantor or when set forth in writing and mailed or delivered to Guarantor's address stated above. Any party may change its address for receipt of notices by submitting the change in writing to the other party.

                  33. Indulgence Not Waiver. Lender's indulgence in the existence of a default under the Guaranteed Obligations or any departure from the terms of this Guaranty or any other document shall not prejudice Lender's rights to make demand and recover from Guarantor in accordance with this Guaranty.

                  34. Cumulative Remedies. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

                  35. Amendment and Waiver in Writing. No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

                  36. Assignment. This Guaranty shall be binding upon heirs, successors and assigns of Guarantor and Lender, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Guarantor without the required prior consent shall be void.

                  37. Severability. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

                  38. Applicable Law. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Guaranteed Obligations shall be determined according to the laws of Tennessee, in which state this Guaranty has been executed and delivered.

                  39. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

                  40. Captions Not Controlling. Captions and headings have been included in this Guaranty for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.



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                  41. Commercial Obligations. Guarantor acknowledges that this
Guaranty secures commercial, rather than personal, obligations.

                  42. Entire Agreement; No Oral Representations Limiting Enforcement. This Guaranty represents the entire agreement between the parties concerning the liability of Guarantor for the Guaranteed Obligations, and any oral statements regarding Guarantor's liability for the Guaranteed Obligations are merged herein. Without limiting the foregoing, Guarantor acknowledges Lender's intention to enforce this Guaranty to the fullest extent possible and Guarantor acknowledges that Lender has made no oral statements to Guarantor that could be construed as a waiver of Lender's right to enforce this Guaranty by all available legal means.

                  Executed the date first written above.

                                    THE UNDERSIGNED ACKNOWLEDGES A THOROUGH
                                    UNDERSTANDING OF THE TERMS OF THIS GUARANTY
                                    AND AGREES TO BE BOUND THEREBY:


                                    /s/ Vernon B. Brannon
----------------------------        --------------------------------------------
Witness                             VERNON BRANNON


                                                 ###-##-####
Guarantor's Social Security or Taxpayer I.D. No. _______________________________




                                      - 8 -

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STATE OF NORTH CAROLINA)

COUNTY OF GASTON)

                  Personally appeared before me, the undersigned, a Notary Public in and for said County and State, the within named Vernon Brannon, the bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged that he executed the within instrument for the purposes therein contained.

                  Witness my hand and seal, at office in Charlotte, North Carolina, this the 30th day of May, 1997.

                                           /s/   Doris F. Pearson
                                           --------------------------
                                           NOTARY PUBLIC

My Commission Expires:  7-4-99





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